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                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-28597, 333-38855, 333-67457,
333-93427,333-48730, and 333-52158) of Rambus Inc. of our report dated October 16, 2001, except as to Note 13, which is as of November 26, 2001, relating to the financial statements, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
November 30, 2001